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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 25, 2003


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2003, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2003-1)


                       Citigroup Mortgage Loan Trust Inc.
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             (Exact name of registrant as specified in its charter)
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           Delaware                    333-107958              01-0791848
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(State or Other Jurisdiction          (Commission          (I.R.S. Employer
of Incorporation)                     File Number)       Identification Number)

390 Greenwich Street
New York, New York                                                10013
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000


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Item 5. Other Events.

                  The consolidated balance sheets of MBIA Inc. and subsidiaries and MBIA Insurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001 and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 2002, incorporated by reference in the prospectus supplement, have been incorporated herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Financial Statements. Not applicable.

          (b)  PRO FORMA Financial Information. Not applicable.

          (c)  Exhibits

                 ITEM 601(a) OF
                 REGULATION S-K
  EXHIBIT NO.    EXHIBIT NO.       DESCRIPTION
  -----------    -----------       -----------
  1              23                Consent of PricewaterhouseCoopers LLP,
                                   independent auditors of MBIA Insurance
                                   Corporation with respect to the Citigroup
                                   Mortgage Loan Trust Inc., Mortgage
                                   Pass-Through Certificates, Series 2003-1.

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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                             CITIGROUP MORTGAGE LOAN TRUST
                                             INC.


                                             By:  /s/ Matthew R. Bollo
                                                 -------------------------------
                                             Name:    Matthew R. Bollo
                                             Title:   Assistant Vice President

Dated: December 1, 2003


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                                  EXHIBIT INDEX

            Item 601 (a) of      Sequentially
Exhibit     Regulation S-K       Numbered
Number      Exhibit No.          Description                Page
------      -----------          -----------                ----
1              23                Independent Auditors'       6
                                 Consent